UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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The Children’s Place Retail Stores, Inc.
(Name of Registrant as Specified In Its Charter)

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On June 26, 2009, The Children’s Place Retail Stores, Inc. (the “Company”) published the following press release and mailed the letter following the press release to the Company’s stockholders:

FOR IMMEDIATE RELEASE

THE CHILDREN’S PLACE RETAIL STORES SENDS LETTER TO STOCKHOLDERS

Highlights Strong Operational, Financial and Stock Performance Since Ezra Dabah’s Resignation;

Urges Stockholders to Support Company Nominees and Stop Dabah From Gaining Control

Secaucus, New Jersey — June 26, 2009 — The Children’s Place Retail Stores, Inc. (Nasdaq: PLCE) today mailed a letter to stockholders in support of its three highly qualified and independent incumbent directors up for election at the Company’s 2009 Annual Meeting of Stockholders on July 31, 2009.  The Children’s Place urges stockholders to vote FOR the Company’s nominees, Sally Frame Kasaks, Malcolm Elvey, and Norman Matthews, on the WHITE proxy card — and to reject the three hand-picked nominees of former Chairman and CEO Ezra Dabah.  Since Mr. Dabah and his father-in-law, Stanley Silverstein, are existing members of the Board, election of Mr. Dabah’s three hand-picked nominees would result in five of the nine members of the Company’s Board being Mr. Dabah’s personal designees.

The letter outlines the decisive steps taken by the Board and management to successfully revitalize the business following Mr. Dabah’s forced resignation in September 2007 after Deloitte & Touche, then the Company’s auditors, told the Board it was no longer willing to rely on his representations in connection with its audits. The positive results from these steps are clearly demonstrated by numerous metrics including overall sales growth, comparable retail sales growth, expanding margins, increased liquidity and higher earnings per share during fiscal 2008.  The Children’s Place share price has outperformed all 15 companies in its peer group since the beginning of fiscal 2008.

The full text of the letter sent today to The Children’s Place stockholders follows:

June 26, 2009

YOUR BOARD AND MANAGEMENT TEAM ARE COMMITTED TO CREATING STOCKHOLDER VALUE — AND HAVE THE TRACK RECORD TO PROVE IT

To Our Stockholders:

Your Board of Directors and management team have a track record of creating value for The Children’s Place stockholders and ask for your support to continue to build on the Company’s recent successes.   Ezra Dabah was asked to resign as CEO in September 2007 after Deloitte & Touche, the Company’s auditors at the time, told the Board it was no longer willing to rely on Mr. Dabah’s representations.

Following Mr. Dabah’s departure, The Children’s Place has made substantial positive changes that have improved corporate governance and fueled a strong operational and financial turnaround.

•                  The Company’s focus on achieving measured, profitable growth since Mr. Dabah’s resignation is clearly demonstrated by numerous metrics including overall sales growth, comparable retail sales growth, expanding margins, increased liquidity, higher earnings per share (EPS) and improved stock price.

•                  These achievements are even more notable given that your Board and management were able to deliver them in a very difficult retail and economic environment. This progress was made in the wake of Mr. Dabah’s disregard of accepted corporate governance standards and strategic errors — including his undisciplined pursuit of rapid growth at all costs, an onerous licensing agreement with The Walt Disney Company, and the aggressive launch of expensive and untested concepts.

The Children’s Place is proud of its achievements since September 2007 and urges you to vote in support of the Company’s highly qualified, independent nominees — Sally Frame Kasaks, Malcolm Elvey and Norman Matthews — and enable the Company to continue moving forward successfully.

THE CHILDREN’S PLACE STOCK PRICE HAS OUTPERFORMED ALL ITS PEERS*

THE NUMBERS DON’T LIE—VOTE THE WHITE PROXY CARD TODAY

The actions undertaken by your Board and management have resulted in strong fundamental performance based on any number of relevant metrics.  For example, in fiscal 2008, revenue grew 7%, gross margin expanded 200 basis points on lower markdowns and better inventory management, and SG&A expenditures grew more slowly than revenues, improving by approximately 70 basis points.  Moreover, 2008 adjusted operating income increased more than 70% year-over-year, and adjusted EPS increased 59%.(1)

(1) Based on continuing operations, excluding unusual or one-time items

DO NOT BE FOOLED BY EZRA DABAH’S STATEMENTS —

HE NEARLY RUINED THE COMPANY AND IS NOW TRYING TO GAIN CONTROL

While Mr. Dabah has noted his “accomplishments” prior to his ouster, the facts paint a starkly different picture.  Thirsty for growth in the mid-2000s, he orchestrated an undisciplined pursuit of rapid growth and put in place a number of high-risk, poorly developed strategies designed to accelerate top-line sales at any cost.

In 2004, Mr. Dabah signed an onerous licensing agreement to operate Disney Stores in North America.  The Board approved this burdensome contract based on Mr. Dabah’s aggressive projections which the Company was unable to achieve under his leadership.  The contract called for extensive store remodels, which became a significant cash drain on the Company as well as a major distraction to management.  Additionally, under Mr. Dabah’s supervision, the Company hastily constructed 68 stores with an untested prototype whose design and construction was costly, poorly executed, and ultimately deemed to be not in compliance with the contract.  As a result, the Company had to record impairment charges and agree to remodel these stores at great expense to stockholders.

From 2006 to 2007, Mr. Dabah rushed square footage growth.  This resulted in less rigorously chosen site locations, much larger stores and more expensive build-outs.  These stores, based on Mr. Dabah’s concepts, were 14% larger and nearly 50% more expensive to construct compared with the stores the Company built from 2003 to 2005.  Furthermore, in their first full year of operations, these stores vastly underperformed the average first full year performance of stores opened in the prior three-year period.

In 2007, Mr. Dabah led the roll out of an untested shoe store concept to 54 stores and signed leases for additional larger footprint stores to accommodate further expansion throughout 2007 and 2008.  Due to his poor planning, significant operational issues forced the Company to stall expansion plans.  As leases had already been signed, the Company had far more square footage than desirable and had to record asset impairments for the additional larger stores.

Under Mr. Dabah, inventory investments were increased substantially.  His strategy of buying excess inventory became highly problematic beginning in the summer of 2007 when product lines failed to resonate with customers, causing significant margin erosion and an earnings decline of more than 50% compared to the prior year.

As a result of Mr. Dabah’s mismanagement, during fiscal 2007:

•                  Revenue growth came at the expense of operating profit;

•                  Gross margin eroded significantly;

•                  SG&A growth outpaced revenue growth; and

•                  Operating income and EPS declined precipitously

Mr. Dabah’s ill thought-out and poorly executed plans left the Company in disarray and with a negative cash position at the end of fiscal 2007!

What Mr. Dabah doesn’t tell you is that under his tenure the Company significantly underperformed the S&P Retail Index from the time of the Company’s IPO in September 1997 until his departure.  In fact, during this 10 year period, The Children’s Place stock underperformed the S&P Retail Index by 93 percentage points.

It is also important to note that The Children’s Place stock fell 45% during fiscal years 2006 and 2007 before new management took over.

In contrast, under the leadership of your Board and management, the stock has increased 39% in fiscal year 2008 and fiscal 2009 (through June 19), outperforming the S&P Retail Index which declined 22%.

The choice is clear: don’t give the keys to the Company back to Mr. Dabah.

YOUR BOARD AND MANAGEMENT HAVE TAKEN DECISIVE STEPS TO SUCCESSFULLY REVITALIZE THE BUSINESS AMID A CHALLENGING RETAIL AND ECONOMIC CLIMATE

In September 2007, after Deloitte & Touche, the Company’s auditors notified the Board they were no longer willing to rely on Mr. Dabah’s representations in connection with its audits, the Board rightfully concluded that Mr. Dabah could no longer lead the Company.  As a result, the independent directors took the necessary step of changing leadership, a decision that helped to revitalize the business and put the Company back on track following Mr. Dabah’s disastrous initiatives.

Current management and the Board took the following decisive steps to reduce risk, enhance liquidity and return the Company to balanced growth:

•                  Increased the productivity of the inventory by lowering its levels, reducing markdowns, and optimizing the flow strategy;

•                  Significantly reduced SG&A expenditures across the store and administrative base;

•                  Developed a rigorous capital deployment decision-making process;

•                  Created a more analytical real estate site selection methodology;

•                  Took the prudent action of repatriating cash from overseas to ensure adequate liquidity and to facilitate the critical divestiture of the Disney operations;

•                  Disposed of the unprofitable Disney operations to stem cash drain and focus on growing The Children’s Place core business; and

•                  Developed measured, sustainable long-range growth plans expected to deliver balanced shareholder returns.

This focus on measured growth, profitability, and liquidity has proven successful as evidenced by the Company’s fiscal 2008 performance.  As noted above, in fiscal 2008, revenue grew 7%, gross margin expanded, adjusted operating income increased more than 70% year-over-year, and adjusted EPS increased 59%.  For Mr. Dabah to take credit for these results is ludicrous.  This performance was the direct result of actions taken by your Board and management since September 2007, many of which were necessary to remedy actions taken by Mr. Dabah.

DON’T BE FOOLED — EZRA DABAH WANTS CONTROL OF YOUR COMPANY!

How can The Children’s Place stockholders believe any of Mr. Dabah’s statements when he claims in his June 18th letter to stockholders that he is “not seeking control of the Company”?  He already has two seats on the Company’s nine-member Board (himself and his father-in-law, Stanley Silverstein) and has now nominated three additional directors.

The election of Mr. Dabah’s hand-picked nominees would indisputably result in his designation of five of nine directors — the majority of the Board — and de facto control of the Company.

Rather than relying on Mr. Dabah’s misleading and self-serving statements, stockholders should look at the irrefutable facts.

Since his ouster, The Children’s Place has been outperforming peer companies and industry indices under current management.  The Company is now conducting a robust search process to identify a permanent CEO, (the Board retained leading retail executive search firm Herbert Mines) and is actively interviewing and pursuing high-quality candidates for the position.

What Mr. Dabah fails to recognize is that the strategic review he forced upon the Company made it nearly impossible to recruit a permanent CEO during that period, as high-quality candidates are rarely willing to join a company that could be sold at any time.  However, once the strategic review formally concluded in February 2009, without receipt of any credible offers, including from Mr. Dabah himself, The Children’s Place accelerated the search process—only to face the additional impediment of Mr. Dabah’s latest attempt to destabilize the Company through this proxy contest.  Regardless, the search process is well underway and the Board is confident in its ability to identify a superb individual to lead the Company forward once the distraction of this proxy contest is over.

Even more interesting is Mr. Dabah’s curious claim that he has found a solution in his CEO candidate, Raphael Benaroya — one of his hand-picked Board nominees.  However, qualifications aside, according to SEC filings by Mr. Dabah, “Mr. Benaroya has not made a determination as to whether he is willing to be considered for the CEO position.”

THE CHILDREN’S PLACE HAS THE RIGHT TEAM IN PLACE

TO CONTINUE TO CREATE VALUE FOR STOCKHOLDERS

Under the supervision of the current Board and management team, The Children’s Place has been revitalized since Mr. Dabah’s resignation.  It is now positioned as a leading value-oriented specialty retailer of children’s apparel and accessories.  Stockholders should support the Company’s highly qualified independent nominees and NOT BE FOOLED by Mr. Dabah’s misinformation campaign to replace directors who have overseen a remarkable turnaround at the Company.

Do NOT return any gold proxy card you may receive from Mr. Dabah.  Do NOT authorize a proxy to vote your shares for Mr. Dabah’s nominees. If you have already returned a gold proxy card to Mr. Dabah or otherwise authorized a proxy to vote your shares for his nominees, it is not too late to change your vote. To revoke your prior proxy and change your vote, simply sign, date, and return the enclosed WHITE proxy card today in the postage-paid envelope provided. Only your latest dated proxy will be counted.

MacKenzie Partners Inc. is assisting The Children’s Place with its efforts to solicit proxies. If you have any questions about voting your shares, please call MacKenzie Partners Inc. toll-free at (800) 322-2885 (or call collect at (212) 929-5500) or email: childrensplace@mackenziepartners.com.

Every stockholder’s vote is important, regardless of how many shares you own. To ensure your vote is counted, vote by telephone or Internet now or mail in your vote today on the WHITE proxy card.

Thank you for your continued support.

Very truly yours,

Charles Crovitz
Interim Chief Executive Officer
and Member of the Board of Directors

* The Children’s Place peers include: ARO - Aeropostale, DBRN - Dress Barn, CHS - Chico’s, GYMB - Gymboree, DEST - Destination Maternity, RL - Ralph Lauren, MW - Men’s Warehouse, TLB - Talbots, PVH - Philip Van Heusen, AEO - American Eagle, CHRS - Charming Shoppes, BONT - Bon-Ton, ANF - Abercrombie & Fitch, ANN - Ann Taylor and PSUN - Pacific Sunwear.

The Children’s Place has sent stockholders WHITE proxy cards which should be returned to vote FOR the Company’s three director nominees.  To vote FOR these nominees, stockholders should sign, date and return the WHITE proxy card as soon as it is received.  MacKenzie Partners, Inc. is acting as The Children’s Place proxy solicitor and can be reached toll-free at (800) 322-2885 or collect at (212) 929-5500. They can also be reached by e-mail at childrensplace@mackenziepartners.com.

About The Children’s Place Retail Stores, Inc.

The Children’s Place Retail Stores, Inc. is a leading specialty retailer of children’s merchandise. The Company designs, contracts to manufacture and sells high-quality, value-priced merchandise under the proprietary “The Children’s Place” brand name. As of May 30, 2009, the Company owned and operated 926 The Children’s Place stores and an online store at www.childrensplace.com.

Forward-Looking Statements

This press release may contain certain forward-looking statements regarding future circumstances. These forward-looking statements are based upon the Company’s current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results to differ materially.  Some of these risks and uncertainties are described in the Company’s filings with the Securities and Exchange Commission, including in the “Risk Factors” section of its annual report on Form 10-K for the fiscal year ended January 31, 2009. Included among the risks and uncertainties that could cause actual results, events and performance to differ materially are the risk that the Company will be unsuccessful in gauging fashion trends and changing consumer preferences, and the risks resulting from the highly competitive nature of the Company’s business and its dependence on consumer spending patterns, which may be affected by the downturn in the economy.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. The inclusion of any statement in this release does not constitute an admission by the Company or any other person that the events or circumstances described in such statement are material.

Important Information

The Company filed a definitive proxy statement and other relevant documents concerning the 2009 Annual Meeting of Stockholders with the United States Securities and Exchange Commission (“SEC”) on June 16, 2009. Before soliciting proxies, the Company will provide stockholders with the definitive proxy statement. The Company advises stockholders to read the definitive proxy statement because it contains important information about the election of directors and any other matters to be presented at the 2009 Annual Meeting of Stockholders. Stockholders may obtain free copies of the definitive proxy statement and other documents the Company files with the SEC at the SEC’s website at www.sec.gov. They may also access a copy of the company’s definitive proxy statement by accessing www.viewourmaterial.com/plce. In addition, stockholders may obtain a free copy of the definitive proxy statement and other related documents by contacting MacKenzie Partners toll-free at (800) 322-2885 or call collect at (212) 929-5500.

The Company, its directors, some of its executive officers and certain other of its employees are participants in the solicitation of proxies in respect of the matters to be considered at the 2009 Annual Meeting of Stockholders. Information about the participants is set forth in the definitive proxy statement. Information about the participants’ direct or indirect interests in the matters to be considered at the Annual Meeting is also contained in the proxy statement referred to above.

CONTACT:

Investors

Jane Singer

Vice President, Investor Relations, The Children’s Place Retail Stores, Inc.

(201) 453-6955

Media:

George Sard/Paul Caminiti/Nathaniel Garnick

Sard Verbinnen & Co

(212) 687-8080

June 26, 2009

YOUR BOARD AND MANAGEMENT TEAM ARE COMMITTED TO CREATING
STOCKHOLDER VALUE — AND HAVE THE TRACK RECORD TO PROVE IT

To Our Stockholders:

Your Board of Directors and management team have a track record of creating value for The Children’s Place stockholders and ask for your support to continue to build on the Company’s recent successes. Ezra Dabah was asked to resign as CEO in September 2007 after Deloitte & Touche, the Company’s auditors at the time, told the Board it was no longer willing to rely on Mr. Dabah’s representations.

Following Mr. Dabah’s departure, The Children’s Place has made substantial positive changes that have improved corporate governance and fueled a strong operational and financial turnaround.

•                  The Company’s focus on achieving measured, profitable growth since Mr. Dabah’s resignation is clearly demonstrated by numerous metrics including overall sales growth, comparable retail sales growth, expanding margins, increased liquidity, higher earnings per share (EPS) and improved stock price.

•                  These achievements are even more notable given that your Board and management were able to deliver them in a very difficult retail and economic environment. This progress was made in the wake of Mr. Dabah’s disregard of accepted corporate governance standards and strategic errors — including his undisciplined pursuit of rapid growth at all costs, an onerous licensing agreement with The Walt Disney Company, and the aggressive launch of expensive and untested concepts.

The Children’s Place is proud of its achievements since September 2007 and urges you to vote in support of the Company’s highly qualified, independent nominees — Sally Frame Kasaks, Malcolm Elvey and Norman Matthews — and enable the Company to continue moving forward successfully.

THE CHILDREN’S PLACE STOCK PRICE HAS OUTPERFORMED ALL ITS PEERS*

THE NUMBERS DON’T LIE—VOTE THE WHITE PROXY CARD TODAY

The actions undertaken by your Board and management have resulted in strong fundamental performance based on any number of relevant metrics. For example, in fiscal 2008, revenue grew 7%, gross margin expanded 200 basis points on lower markdowns and better inventory management, and SG&A expenditures grew more slowly than revenues, improving by approximately 70 basis points. Moreover, 2008 adjusted operating income increased more than 70% year-over-year, and adjusted EPS increased 59%.(1)

DO NOT BE FOOLED BY EZRA DABAH’S STATEMENTS —
HE NEARLY RUINED THE COMPANY AND IS NOW TRYING TO GAIN CONTROL

While Mr. Dabah has noted his “accomplishments” prior to his ouster, the facts paint a starkly different picture. Thirsty for growth in the mid-2000s, he orchestrated an undisciplined pursuit of rapid growth and put in place a number of high-risk, poorly developed strategies designed to accelerate top-line sales at any cost.

In 2004, Mr. Dabah signed an onerous licensing agreement to operate Disney Stores in North America. The Board approved this burdensome contract based on Mr. Dabah’s aggressive projections which the Company was unable to achieve under his leadership. The contract called for extensive store remodels, which became a significant cash drain on the Company as well as a major distraction to management. Additionally, under Mr. Dabah’s supervision, the Company hastily constructed 68 stores with an untested prototype whose design and construction was costly, poorly executed, and ultimately deemed to be not in compliance with the contract. As a result, the Company had to record impairment charges and agree to remodel these stores at great expense to stockholders.

From 2006 to 2007, Mr. Dabah rushed square footage growth. This resulted in less rigorously chosen site locations, much larger stores and more expensive build-outs. These stores, based on Mr. Dabah’s concepts, were 14% larger and nearly 50% more expensive to construct compared with the stores the Company built from 2003 to 2005. Furthermore, in their first full year of operations, these stores vastly underperformed the average first full year performance of stores opened in the prior three-year period.

In 2007, Mr. Dabah led the roll out of an untested shoe store concept to 54 stores and signed leases for additional larger footprint stores to accommodate further expansion throughout 2007 and 2008. Due to his poor planning, significant operational issues forced the Company to stall expansion plans. As leases had already been signed, the Company had far more square footage than desirable and had to record asset impairments for the additional larger stores.

Under Mr. Dabah, inventory investments were increased substantially. His strategy of buying excess inventory became highly problematic beginning in the summer of 2007 when product lines failed to resonate with customers, causing significant margin erosion and an earnings decline of more than 50% compared to the prior year.

As a result of Mr. Dabah’s mismanagement, during fiscal 2007:

•                  Revenue growth came at the expense of operating profit;

•                  Gross margin eroded significantly;

•                  SG&A growth outpaced revenue growth; and

•                  Operating income and EPS declined precipitously

(1) Based on continuing operations, excluding unusual or one-time items

2

Mr. Dabah’s ill thought-out and poorly executed plans left the Company in disarray and with a negative cash position at the end of fiscal 2007!

What Mr. Dabah doesn’t tell you is that under his tenure the Company significantly underperformed the S&P Retail Index from the time of the Company’s IPO in September 1997 until his departure. In fact, during this 10 year period, The Children’s Place stock underperformed the S&P Retail Index by 93 percentage points.

It is also important to note that The Children’s Place stock fell 45% during fiscal years 2006 and 2007 before new management took over.

In contrast, under the leadership of your Board and management, the stock has increased 39% in fiscal year 2008 and fiscal 2009 (through June 19), outperforming the S&P Retail Index which declined 22%.

The choice is clear: don’t give the keys to the Company back to Mr. Dabah.

YOUR BOARD AND MANAGEMENT HAVE TAKEN DECISIVE STEPS TO SUCCESSFULLY REVITALIZE THE BUSINESS AMID A CHALLENGING RETAIL AND ECONOMIC CLIMATE

In September 2007, after Deloitte & Touche, the Company’s auditors notified the Board they were no longer willing to rely on Mr. Dabah’s representations in connection with its audits, the Board rightfully concluded that Mr. Dabah could no longer lead the Company. As a result, the independent directors took the necessary step of changing leadership, a decision that helped to revitalize the business and put the Company back on track following Mr. Dabah’s disastrous initiatives.

Current management and the Board took the following decisive steps to reduce risk, enhance liquidity and return the Company to balanced growth:

•                  Increased the productivity of the inventory by lowering its levels, reducing markdowns, and optimizing the flow strategy;

•                  Significantly reduced SG&A expenditures across the store and administrative base;

•                  Developed a rigorous capital deployment decision-making process;

•                  Created a more analytical real estate site selection methodology;

•                  Took the prudent action of repatriating cash from overseas to ensure adequate liquidity and to facilitate the critical divestiture of the Disney operations;

•                  Disposed of the unprofitable Disney operations to stem cash drain and focus on growing The Children’s Place core business; and

•                  Developed measured, sustainable long-range growth plans expected to deliver balanced shareholder returns.

This focus on measured growth, profitability, and liquidity has proven successful as evidenced by the Company’s fiscal 2008 performance. As noted above, in fiscal 2008, revenue grew 7%, gross margin expanded, adjusted operating income increased more than 70% year-over-year, and adjusted EPS increased 59%. For Mr. Dabah to take credit for these results is ludicrous. This performance was the direct result of actions taken by your Board and management since September 2007, many of which were necessary to remedy actions taken by Mr. Dabah.

3

DON’T BE FOOLED — EZRA DABAH WANTS CONTROL OF YOUR COMPANY!

How can The Children’s Place stockholders believe any of Mr. Dabah’s statements when he claims in his June 18th letter to stockholders that he is “not seeking control of the Company”? He already has two seats on the Company’s nine-member Board (himself and his father-in-law, Stanley Silverstein) and has now nominated three additional directors.

The election of Mr. Dabah’s hand-picked nominees would indisputably result in his designation of five of nine directors — the majority of the Board — and de facto control of the Company.

Rather than relying on Mr. Dabah’s misleading and self-serving statements, stockholders should look at the irrefutable facts.

Since his ouster, The Children’s Place has been outperforming peer companies and industry indices under current management. The Company is now conducting a robust search process to identify a permanent CEO, (the Board retained leading retail executive search firm Herbert Mines) and is actively interviewing and pursuing high-quality candidates for the position.

What Mr. Dabah fails to recognize is that the strategic review he forced upon the Company made it nearly impossible to recruit a permanent CEO during that period, as high-quality candidates are rarely willing to join a company that could be sold at any time. However, once the strategic review formally concluded in February 2009, without receipt of any credible offers, including from Mr. Dabah himself, The Children’s Place accelerated the search process—only to face the additional impediment of Mr. Dabah’s latest attempt to destabilize the Company through this proxy contest. Regardless, the search process is well underway and the Board is confident in its ability to identify a superb individual to lead the Company forward once the distraction of this proxy contest is over.

Even more interesting is Mr. Dabah’s curious claim that he has found a solution in his CEO candidate, Raphael Benaroya — one of his hand-picked Board nominees. However, qualifications aside, according to SEC filings by Mr. Dabah, “Mr. Benaroya has not made a determination as to whether he is willing to be considered for the CEO position.”

THE CHILDREN’S PLACE HAS THE RIGHT TEAM IN PLACE
TO CONTINUE TO CREATE VALUE FOR STOCKHOLDERS

Under the supervision of the current Board and management team, The Children’s Place has been revitalized since Mr. Dabah’s resignation. It is now positioned as a leading value-oriented specialty retailer of children’s apparel and accessories. Stockholders should support the Company’s highly qualified independent nominees and NOT BE FOOLED by Mr. Dabah’s misinformation campaign to replace directors who have overseen a remarkable turnaround at the Company.

Do NOT return any gold proxy card you may receive from Mr. Dabah. Do NOT authorize a proxy to vote your shares for Mr. Dabah’s nominees. If you have already returned a gold proxy card to Mr. Dabah or otherwise authorized a proxy to vote your shares for his nominees, it is not too late to change your vote. To revoke your prior proxy and change your vote, simply sign, date, and return the enclosed WHITE proxy card today in the postage-paid envelope provided. Only your latest dated proxy will be counted.

4

MacKenzie Partners Inc. is assisting The Children’s Place with its efforts to solicit proxies. If you have any questions about voting your shares, please call MacKenzie Partners Inc. toll-free at (800) 322-2885 (or call collect at (212) 929-5500) or email: childrensplace@mackenziepartners.com.

Every stockholder’s vote is important, regardless of how many shares you own. To ensure your vote is counted, vote by telephone or Internet now or mail in your vote today on the WHITE proxy card.

Thank you for your continued support.

Very truly yours,

Charles Crovitz
Interim Chief Executive Officer
and Member of the Board of Directors

* The Children’s Place peers include: ARO - Aeropostale, DBRN - Dress Barn, CHS - Chico’s, GYMB - Gymboree, DEST - Destination Maternity, RL - Ralph Lauren, MW - Men’s Warehouse, TLB - Talbots, PVH - Philip Van Heusen, AEO - American Eagle, CHRS - Charming Shoppes, BONT - Bon-Ton, ANF - Abercrombie & Fitch, ANN - Ann Taylor and PSUN - Pacific Sunwear.

Important Information

The Company filed a definitive proxy statement and other relevant documents concerning the 2009 Annual Meeting of Stockholders with the United States Securities and Exchange Commission (“SEC”) on June 16, 2009. Before soliciting proxies, the Company will provide stockholders with the definitive proxy statement. The Company advises stockholders to read the definitive proxy statement because it contains important information about the election of directors and any other matters to be presented at the 2009 Annual Meeting of Stockholders. Stockholders may obtain free copies of the definitive proxy statement and other documents the Company files with the SEC at the SEC’s website at www.sec.gov. They may also access a copy of the company’s definitive proxy statement by accessing www.viewourmaterial.com/plce. In addition, stockholders may obtain a free copy of the definitive proxy statement and other related documents by contacting MacKenzie Partners toll-free at (800) 322-2885 or call collect at (212) 929-5500.

The Company, its directors, some of its executive officers and certain other of its employees are participants in the solicitation of proxies in respect of the matters to be considered at the 2009 Annual Meeting of Stockholders. Information about the participants is set forth in the definitive proxy statement. Information about the participants’ direct or indirect interests in the matters to be considered at the Annual Meeting is also contained in the proxy statement referred to above.

5

PLEASE VOTE YOUR WHITE PROXY TODAY

If you have any questions or need assistance in voting your WHITE proxy card, please call:

105 Madison Avenue
New York, New York 10016
childrensplace@mackenziepartners.com
Call Collect: (212) 929-5500
or
Toll-Free (800) 322-2885